SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                        --------------------------------


                                     FORM 8K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934
                        --------------------------------


                                 Date of Report
                                 JANUARY 6, 1997
                        (Date of earliest event reported)



                           BANKATLANTIC BANCORP, INC.
                           --------------------------
             (Exact name of registrant as specified in its Charter)



             FLORIDA              34-027228               65-0507804
             -------              ---------               ----------
(State or other jurisdiction     (Commission           (I.R.S. Employer
    of incorporation or          File Number)       Identification Number)
        organization)

   1750 EAST SUNRISE BOULEVARD
     FT. LAUDERDALE, FLORIDA                                33304
     -----------------------                                -----
(Address of principal executive offices)                  (Zip Code)


                                 (954) 760-5000
                                 --------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

                              ITEM 5. OTHER EVENTS


     Effective January 6, 1997 John P. O'Neill resigned as President of BankAtlantic, a Federal Savings Bank and BankAtlantic Bancorp Inc. to pursue other opportunities.

     Effective immediately, Alan B. Levan will assume the post of President while retaining his responsibilities as Chairman and CEO of BankAtlantic and BankAtlantic Bancorp.










                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              BANKATLANTIC BANCORP, INC.


January 13,  1997                             By:  /s/Jasper R. Eanes
                                                   ---------------------
                                                   Jasper R. Eanes
                                                   Chief Financial Officer